                                                                    EXHIBIT 10.6
                               FIFTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      This FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of December 20, 2002 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), and METALLURG HOLDINGS CORPORATION, a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MHC" and collectively with MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, that certain Second Amendment thereto, dated as of November 3, 2000, that certain Third Amendment thereto, dated as of July 2, 2001, and that certain Fourth Amendment thereto, dated as of December 13, 2001, the "Loan Agreement").

      WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks (x) consent to the direct or indirect sale by MHC of (i) GfE Giesserei- und Stahlwerksbedarf, GmbH, Metallurg International Resources, GmbH, Ferrolegeringar Aktiengesellschaft and Aktienbolaget Ferrolegeringar (collectively, the "Trading Companies"), (ii) GfE-Gesellschaft fur Elektrometallurgie MBH ("GfE"), and (iii) certain Parent Notes; and (y) amend certain terms of the Loan Agreement in connection therewith; and

      WHEREAS, the Agent and the Banks are willing to so consent and amend the terms of the Loan Agreement in such respects as hereinafter more fully set forth, upon the terms and subject to the conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      'SS'1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

      'SS'2. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

      'SS'2.1 Amendments to 'SS'1 of the Loan Agreement.

            (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety:

                           Bank Mendes
                           Bank Mendes Accounts
                           German Subsidiaries

            (b) Section 1.1 of the Loan Agreement is hereby further amended by deleting clause (a)(iii) of the definition of Borrowing Base in its entirety and substituting the following new clause (a)(iii):

            "(iii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by the Borrowers in a manner consistent with their past practices) of Eligible Inventory at such time,"

            (c) Section 1.1 of the Loan Agreement is hereby further amended by deleting clause (c) of the definition of Borrowing Base in its entirety and substituting the following new clause (c):

            "(c) 55% of the maximum aggregate amount that the beneficiaries may draw under outstanding documentary Letters of Credit issued in connection with the purchase of inventory by the Borrowers solely to the extent that such inventory being purchased, immediately upon any drawing of any such documentary Letter of Credit, would constitute Eligible Inventory, minus"

            (d) Section 1.1 of the Loan Agreement is hereby further amended by deleting clause (a) of the definition of Canadian Borrowing Base in its entirety and substituting the following new clause (a):

            "(a) $3,500,000 and"

            (e) Section 1.1 of the Loan Agreement is hereby further amended by adding the following new definition in alphabetical order:

            German Carried Interest: All right, title and interest of MHC under that certain contract, to be entered into by and between MHC and GfE, which contract shall: (i) provide for, inter alia, under certain conditions, the payment to MHC of three percent (3%) of the proceeds of any sale of GfE Medizintechnik GmbH, (ii) be in form and substance satisfactory to the Agent, (iii) be collaterally assigned to the Agent as Collateral pursuant to the Security Agreement; a certified copy of which shall be delivered to the Agent promptly upon execution thereof.

      'SS'2.2 Amendments to 'SS'9 of the Loan Agreement.

            (a) Section 9.1 of the Loan Agreement is hereby amended by deleting 'SS'9.1(a)(v) thereof in its entirety and substituting the following new 'SS'9.1(a)(v):

                  "(v) (i) within fifteen (15) days following the end of each calendar month (or at such other interval as the Agent may from time to time specify), a Borrowing Base Report updating all components of the Borrowing Base (other than SMC's inventory, with respect to which the month-end information for the calendar month next previous to the month most recently ended shall be used, but which information shall be updated within twenty (20) days following the end of each calendar month to reflect SMC's inventory as of the end of such calendar month most recently ended prior thereto) and the Canadian Borrowing Base and recalculating the Borrowing Base and the Canadian Borrowing Base on the basis thereof, together with a statement of the Canadian Intercompany Outstandings and a comprehensive receivables aging for the Borrowers and MCL and inventory designations of the Borrowers and MCL as of the end of such month as the Agent or any Bank may have reasonably requested, and together with such other supporting schedules and documentation as set forth on Exhibit A hereto or as the Agent or any Bank may have reasonably requested, and (ii) no later than Wednesday of the following week, a weekly Borrowing Base Report for the calendar week then ended, which updates the Eligible Accounts and Eligible Canadian Accounts components of the Borrowing Base and recalculates the Borrowing Base on the basis thereof, and which includes a report of the daily Liquidity Levels for the prior week;"

            (b) Section 9.2 of the Loan Agreement is hereby amended by deleting 'SS'9.2(b)(xi) thereof in its entirety and substituting the following new 'SS'9.2(b)(xi): "(xi) [intentionally deleted],"

            (c) Section 9.2 of the Loan Agreement is hereby further amended by deleting 'SS'9.2(c)(x) thereof in its entirety and substituting the following new 'SS'9.2(c)(x): "(x) [intentionally deleted],"

            (d) Section 9.2 of the Loan Agreement is hereby further amended by deleting 'SS''SS'9.2(d)(vi)(B) and (C) thereof in their entirety and substituting the following new 'SS''SS'9.2(d)(vi)(B) and (C):

                  "(B) $4,000,000 in the aggregate in the case of investments in
            Brazilian Subsidiaries and Metallurg Mexico S.A. de C.V., considered collectively;

                  (C) (1) $7,000,000 in the aggregate directly in GfE, in the form of a loan from MI; provided that (w) such loan shall be evidenced by a loan agreement between GfE and MI, (x) MI shall not consent to any change in control of GfE without the prior written consent of the Agent, (y) such loan agreement shall be assigned to the Agent to be held as Collateral pursuant to the Security Agreement, pursuant to an assignment duly executed by MI, and (z) such loan agreement and assignment shall be in form and substance satisfactory to the Agent, and (2) investments resulting from the German Carried Interest;"

            (e) Section 9.2 of the Loan Agreement is hereby further amended by deleting 'SS''SS'9.2(d)(xii) thereof in its entirety and substituting the following new 'SS'9.2(d)(xii): "(xii) [intentionally deleted],"

            (f) Section 9.2 of the Loan Agreement is hereby further amended by deleting 'SS'9.2(d)(xvii) thereof in its entirety and substituting the following new 'SS'9.2(d)(xvii):

            ", and (xvii) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, investments in an amount not to exceed (A) $20,000,000 in the aggregate, which consist of outstanding Parent Notes purchased by MI on or before March 30, 2001, and (B) $2,005,000 in the aggregate, which consist of outstanding Parent Notes purchased by MHC (to be held by MI) from Sudamin Recycling GmbH & Co. KG on or before December 31, 2002 (the payment for which shall be in kind, in the form of ownership interests in one or more of the following:
            Metallurg International Resources, GmbH; Ferrolegeringar Aktiengesellschaft; or Aktienbolaget Ferrolegeringar); provided that in each case, such repurchases may only be made at a price per Parent Note not to exceed an average for all such repurchases of (x) in the case of clause (A) above, $300 per $1,000 face value of such Parent Notes at maturity, and (y) in the case of clause (B) above, $436 per $1,000 face value of such Parent Notes at maturity, and that the Parent Notes so repurchased shall be immediately delivered to the Agent or, at the direction of the Agent, to a securities intermediary with which the Agent has entered into a control agreement with the securities intermediary and MHC satisfactory to the Agent in form and substance, to be held as Collateral pursuant to the Security Agreement."

            (g) Section 9.2(e)(iv)(A) of the Loan Agreement is hereby amended by inserting the clause "or MHC" immediately following the words "by MI" in such section.

      'SS'2.3 Amendments to Schedules and Exhibits of the Loan Agreement.

            (a) The Loan Agreement is hereby amended by deleting Schedule l in its entirety and replacing it with Schedule 1, attached to this Amendment.

            (b) The Loan Agreement is hereby amended by deleting Schedule 7(l) in its entirety and replacing it with Schedule 7(l), attached to this Amendment.

            (c) The Loan Agreement is hereby amended by deleting Exhibit A, Form of Borrowing Base Report, in its entirety and replacing it with Exhibit A, attached to this Amendment.

      'SS'3. Waivers, Ratifications, Etc.

            (a) The negative covenants set forth in Section 9.2(f), which prohibit the disposition by MHC of assets are hereby waived for the limited purpose of permitting the transfer by MHC of:

                  (i) the stock of the Trading Companies to Sudamin Recycling GmbH & Co. KG, or such other entity as the Agent may approve in advance, in writing; provided that (A) such transfer shall occur on or before December 31, 2002, (B) MHC (or MI) shall receive consideration therefor in an amount not less than (x) $3,075,000 in Dollars, in immediately available funds, and (y) Parent Notes with a face value of $4,600,000, (C) such Parent Notes shall have been immediately delivered to the Agent or, at the direction of the Agent, to a securities intermediary with which the Agent has entered into a control agreement with the securities intermediary and MHC satisfactory to the Agent in form and substance to be held as Collateral pursuant to the Security Agreement;

                  (ii) the stock of GfE to Safeguard International Fund PfW LLC, or such other entity as the Agent may approve in advance, in writing; provided that (A) such transfer shall occur on or before December 31, 2002, (B) MHC shall receive as consideration therefor (x) a loan agreement evidencing debt of GfE to MI in an amount equal to $7,000,000 in accordance with 'SS'9.2(d)(vi)(C), and (y) the German Carried Interest; and

All or a portion of the Parent Notes with a face value of $4,600,000; provided that (A) such transfer shall occur on or before March 31, 2003, and (B) MHC or MI shall receive as consideration therefor not less than $435 per $1,000 face value of such Parent Notes at maturity, in immediately available funds; so long as, in each case, at the time of such disposition, no Default or Event of Default has occurred or would occur after giving effect to the disposition and to this Amendment.

            (b) Except as set forth in Section 3(a) above, nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.

            (c) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

            (d) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

            (e) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

      'SS'4. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

            (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

            (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect;

            (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally;

            (d) The consideration to be paid to MHC for sale of GfE and of the Trading Companies permitted pursuant to Section 3 hereof, is fair and commercially reasonable, is of reasonably equivalent value, and is comparable to that which would have been paid had the transactions been completed on as arm's length basis and contains terms competitive with those that would have been afforded by third parties.

            (e) On or before January 30, 2003, (i) the Borrowers shall have caused MCL to become a Guarantor under the Loan Documents to the maximum extent permissible under Quebec law and, to secure its obligations under the Guaranty, to have granted to the Agent, for the benefit of the Banks and the Agent, a security interest in and lien on all of the existing and after-acquired assets of MCL to the maximum extent permissible under Quebec law, (ii) the security interest and lien in favor of the Agent granted by MCL shall have been perfected, (iii) MI shall have subordinated its security interest under the Canadian Security Documents to the security interest grant to the Agent, all pursuant to documentation in form and substance satisfactory to the Agent, and
(iv) such evidences of corporate authority and legal opinions as may have been requested by the Agent shall have been delivered to the Agent. The failure of the Borrowers and MCL to have complied with the foregoing clause (i), (ii),
(iii) or (iv) by January 30, 2003, shall constitute an Event of Default under the Loan Agreement.

            (f) On or before December 31, 2002, the Borrowers shall have delivered to the Agent evidence satisfactory in form and substance to the Agent, of the release or termination of any obligations of MI under that certain Interest Set-Off Agreement-Guarantee, dated as of September 30, 1998, by and among MI, GfE, and Bank Mendes Gans N.V., a company limited by shares incorporated under the laws of The Netherlands. The failure of the Borrowers to have complied with the foregoing sentence by December 31, 2002, shall constitute an Event of Default under the Loan Agreement

      'SS'5. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments and limited consent contained herein, shall be subject to the satisfaction of the following conditions precedent on or before December 13, 2002:

            (a) This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the Banks and shall be in full force and effect;

            (b) The Borrowers shall have paid to the Agent, (i) for the accounts of each of the Banks that have entered into this Amendment by 11:00 a.m. (Boston time) on December 20, 2002, an amendment fee in the aggregate amount of $10,000, which amount shall be divided amongst such signing Banks pro rata in accordance with each such Bank's Commitment Percentage as a percentage of the total Commitment Percentages of all Banks entering this Amendment), and (ii) for its own account, all other fees and expenses that are due and payable as of the date hereof; (c) The Borrowers shall have demonstrated to the reasonable satisfaction of the Agent, based on a pro forma Compliance Certificate, compliance with 'SS'9.3 of the Credit Agreement on a pro forma basis immediately prior to and after giving effect to the transactions permitted under Section 3 of this Amendment; and

            (d) The Borrowers shall have delivered to the Agent a certificate of the chief financial officer of each Borrower to the effect that (i) the Borrowers will be solvent upon the consummation of the transactions permitted under Section 3 of this Amendment; (ii) the pro forma Compliance Certificate fairly presents the financial condition of the Borrowers and their Subsidiaries as of the date thereof and after giving effect to such transactions and (iii) no Default or Event of Default then exists or would result after giving effect to such transactions.

      'SS'6. Ratification, etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

      'SS'7. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

      'SS'8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      'SS'9. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                         METALLURG, INC.

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance


                                         SHIELDALLOY METALLURGICAL
                                         CORPORATION

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance


                                         METALLURG INTERNATIONAL
                                         RESOURCES, LLC

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance


                                         METALLURG SERVICES, INC.

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance


                                         MIR (CHINA), LLC

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance

                                         METALLURG HOLDINGS CORPORATION

                                         By: /s/ BARRY C. NUSS
                                             -----------------------------------
                                         Name: Barry C. Nuss
                                         Title: Vice President - Finance


                                         FLEET NATIONAL BANK
                                         (formerly known as BANKBOSTON, N.A.),
                                         individually and as Agent

                                         By: /s/ MARK B. SCHAFER
                                             -----------------------------------
                                         Name: Mark B. Schafer
                                         Title: Vice President

                                         BANK OF SCOTLAND

                                         By: /s/ JOSEPH FRATUS
                                             -----------------------------------
                                         Name: Joseph Fratus
                                         Title: First Vice President

                                         NATIONAL BANK OF CANADA

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                   Schedule 1

----------------------------------------------------------------------------------------------------------------------
                                                                                                   Commitment
                              Banks                                      Commitment                Percentage
----------------------------------------------------------------------------------------------------------------------
Fleet National Bank
Domestic Lending Office:
Fleet National Bank
One Federal Street; Mail Stop: MADE10307X                                $18,000,000                  60%
P.O. Box 2016
Boston, MA 02110
Fax: 617-654-1167
Attention: Mark B. Schafer, Vice President
Eurodollar Lending Office:
Fleet National Bank
One Federal Street; Mail Stop: MADE10307X
P.O. Box 2016
Boston, MA 02110
Fax: 617-654-1167
Attention: Mark B. Schafer, Vice President
----------------------------------------------------------------------------------------------------------------------
National Bank of Canada
Domestic Lending Office:
c/o PNC Business Credit
1600 Market Street, 31st Floor                                           $9,000,000                   30%
Philadelphia, PA 19103
Fax: 215-585- 4754
Attn.: Susanna Siskind, Banking Officer
Eurodollar Lending Office:
PNC Business Credit
1600 Market Street, 31st Floor
Philadelphia, PA 19103
Fax: 215-585-4754
Attn.: Susanna Siskind, Banking Officer

----------------------------------------------------------------------------------------------------------------------
Bank of Scotland
Domestic Lending Office:
565 Fifth Avenue
New York, NY 10017                                                       $3,000,000                   10%
  Telefax Number: (212) 557-9460
  Attention: Joseph Fratus, First Vice President
Eurodollar Lending Office:
565 Fifth Avenue
New York, NY 10017
  Telefax Number: (212) 557-9460
  Attention: Joseph Fratus, First Vice President
----------------------------------------------------------------------------------------------------------------------

TOTAL:                                                                   $30,000,000                100.00%
----------------------------------------------------------------------------------------------------------------------

                                  Schedule 7(l)

Subsidiaries and Joint Ventures of Metallurg, Inc.*

                                                 State/Country of  Percentage of  Authorized  Outstanding  Par          Record
       Name of Subsidiary or Joint Venture       Incorporation     Voting Power   Capital     Capital      Value        Owner
       -----------------------------------       -------------     ------------   -------     -------      -----        -----
      SPECIAL PURPOSE/HOLDING
Metallurg Holdings Corporation**                  New York          100            2,500       200          no par value  MI
Metallurg Services, Inc.                          New York          100            200         10           no par value  MI
Metallurg Europe Limited***                       England           100            -           68,754,000   $1            MH
Caribbean Metals & Alloys Limited (dormant)       Grand Cayman      100            900,000     3,000        $1            MH
Brandau y Cia S. A. (dormant)                     Spain             100            -            -           -             MH
Aleaciones Metalurgicas Venezolanas C. A.
    (dormant)                                     Venezuela         100 (Class B)  -            -           -             MH

MANUFACTURING
London & Scandinavian Metallurgical Co Limited    England           100            16,000,000  16,000,000   'L'1          MEL
      S. A. Vickers Limited (dormant)             England           100            500         500          'L'1           -
      H. M. I. Limited (dormant)                  England           100            50,000      50,000       'L'1           -
      Metal Alloys (South Wales)
         Limited (dormant)                        England           100            2,000       2,000        'L'1           -
      The Aluminum Powder Company Limited         England           100            436,037     436,037      'L'1           -
              Alpoco Developments
         Limited (dormant)                        England           100            100         100          'L'1           -
                Benda Lutz  Alpoco Sp.z.o.o       Poland            100                                                    -
      M & A Powders Limited (dormant)             England           100            15,000      9,437        'L'1           -
      Bostlan, S.A.                               Spain              25
      Metalloys Limited (dormant)                 England           100            100         2            'L'1           -
      Hydelko AS                                  Norway            100                                                    -

Metallurg South Africa (Pty.) Limited             South Africa      100            4,000       4,000        R1            MEL
      W. T. Mines Limited (dormant)               South Africa      100            2,000       2,000        R1             -
       Stand 359 Wadeville Extension 4
         (Pty.) Limited                           South Africa      100            100            2         R1             -
       Allied Metallurg South Africa
         (Pty.) Limited                           South Africa       49                                                    -
       Rath South Africa (Pty) Limited            South Africa       49                                                    -
       Natal Foundry Suppliers (Pty) Limited      South Africa       60
       Reframet Installation                      South Africa       51                                                    -

                                        State/Country of   Percentage of  Authorized        Outstanding      Par      Record
   Name of Subsidiary or Joint Venture   Incorporation      Voting Power   Capital           Capital         Value    Owner
   -----------------------------------   -------------      ------------   -------           -------         -----    -----
Shieldalloy Metallurgical Corporation    Delaware         100            3,000             1,885          $.01         MI

Turk Maadin Sirketi                      Turkey           100            TL 6,400,000,000 Same            Capital in   MH
                                                                                                           Turkish Lira

       Oren Madencilik (dormant)         Turkey            60                                                          -

Elektrowerk Weisweiler GmbH              Germany          100            DM 15m                            DM 15m     MH(94%)
                                                                                                                      /MI(6%)
Companhia Industrial Fluminense          Brazil           99.9+          R$933,596         R$.73           R$1.00     MEL

      TRADING

Metallurg (Canada) Limited               Quebec           100            unlimited         1,100           C$10       MI
MIR (China), Inc.                        Delaware         100            100               100             $0.01      MI
Metallurg (Far East) Limited             Japan            100            n/a               20,000          Y500       MH

                                        State/Country of   Percentage of  Authorized        Outstanding      Par      Record
   Name of Subsidiary or Joint Venture    Incorporation    Voting Power    Capital            Capital       Value     Owner
   -----------------------------------    -------------    ------------    -------            -------       -----     -----
Metallurg Mexico S. A. de C. V.          Mexico           100             140,000             10,000       Ps.1,000   MH
Metallurg Servicios S de RL de CV        Mexico           100                                                         MH
Metallurg International Resources, LLC   Delaware         100                                                         MI

Note:

      *     MI is Metallurg, Inc., a Delaware corporation, all of whose issued and outstanding capital stock is owned of record by Metallurg
            Holdings, Inc., a Delaware corporation.
      **    MH is Metallurg Holdings Corporation.
      ***   MEL is Metallurg Europe Limited, an English corporation, all of whose issued and outstanding capital stock is owned by MH.
      +     Balance held beneficially by or for MI or an affiliate of MI.

Revised as of 12/31/02


                                      -2-